Exhibit 10.1c

Third Amendment to the Second Amended and Restated
Capacity Purchase Agreement

This third amendment (this “Amendment”) to that certain Second Amended and Restated Capacity Purchase Agreement among Continental Airlines, Inc. (“Continental”), ExpressJet Holdings, Inc. (“Holdings”), XJT Holdings, Inc. (“XJT”) and ExpressJet Airlines, Inc. (“ExpressJet” and, collectively with Holdings and XJT, “Contractor”) dated as of June 5, 2008, as previously amended by the parties (the “Agreement”) is entered into this 22nd day of December, 2009 by and between Continental and Contractor.  Except as otherwise specified herein, capitalized terms shall have the meanings ascribed in the Agreement.

WHEREAS, Contractor desires to sublease from Continental eight (8) Embraer 145 aircraft, that are currently Covered Aircraft, as Uncovered Aircraft in order to assist with Contractor’s fleet needs for the provision of services to United Air Lines under a capacity purchase agreement and in Contractor’s charter operations; and

WHEREAS, Continental is willing to sublease such aircraft as Uncovered Aircraft, in accordance with the terms set forth herein; and

WHEREAS, the parties desire to amend certain provisions of the Agreement related to or impacted by the conversion of such aircraft from Covered Aircraft to Uncovered Aircraft;

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

            Section 1.  Section 2.04(b) is deleted in its entirety and replaced with the following:

            “(b)      Revenue-Risk Aircraft.  Contractor previously operated 13 Original Aircraft pursuant to the terms and conditions of the Delta Pro-Rate Agreement (“Delta Pro-Rate Aircraft”), 46 Original Aircraft under its own brand through scheduled service under the “ExpressJet Airlines” brand and also through charter operations (“Branded Aircraft”), and will operate 8 Original Aircraft either pursuant to the terms and conditions of the United CPA or as Branded Aircraft (“Additional Uncovered Aircraft”), such Delta Pro-Rate Aircraft, Branded Aircraft, and Additional Uncovered Aircraft (and, in the case of Additional Uncovered Aircraft, the associated engines) being identified in Section C of Schedule 1 hereto (collectively, the “Revenue Risk Aircraft”).

                        (i)         Contractor returned 29 of the Revenue-Risk Aircraft to Continental on or prior to December 1, 2008.

                        (ii)        The parties acknowledge that the 30 Revenue-Risk Aircraft identified as “Retained" in the tables in Section C of Schedule 1 hereto captioned “Delta Prorate Aircraft” and “Branded Aircraft” (the “Retained Aircraft”) shall be retained by Contractor as Uncovered Aircraft until the seventh anniversary of the Effective Date, on which date, subject to the provisions of Section 8.05, Contractor shall deliver possession of such Retained Aircraft to Continental (or its designee) in accordance with the provisions of Section 2.08.  Contemporaneously with the execution of this Agreement, the Basic Rent payable under each Uncovered Aircraft Sublease related to a Retained Aircraft shall be reduced by 50 percent for such seven year period.

Terms Relating to Additional Uncovered Aircraft

Basic Rent

            Notwithstanding the terms of the relevant Uncovered Aircraft Sublease and Schedule 2 hereto, the Basic Rent payable under each Uncovered Aircraft Sublease for Additional Uncovered Aircraft will be the following. The Basic Rent will be $ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Additional Uncovered Aircraft per month, through the period ending at the end of the month in which the total number of aircraft months for the Uncovered Aircraft Subleases (measured in the aggregate for all Additional Uncovered Aircraft) equals two hundred forty (240) (the “Baseline Date”).  (For purposes of calculating the Baseline Date, if any partial month in which an Uncovered Aircraft Sublease commences on or before the 15th of the month, then such month shall count as a full aircraft month, and, if any partial month in which an Uncovered Aircraft Sublease commences after the 15th of the month, then such month shall not count as any portion of an aircraft month.)  During the month in which the Baseline Date is reached, the Basic Rent will be $ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Additional Uncovered Aircraft per month for each aircraft month in excess of two hundred forty (240) accrued during such month.  For eighteen months after the Baseline Date, the Basic Rent will be $ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Additional Uncovered Aircraft per month.  For the nineteenth month after the Baseline Date and for so long thereafter as such Uncovered Aircraft Sublease is in effect, the Basic Rent will be $ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Additional Uncovered Aircraft per month.  Contractor shall provide reasonable documentation and access to Contractor’s maintenance records so that Continental may substantiate all charges, maintenance events, operational statistics and expenses reimbursable hereunder.  The Basic Rent for partial months will be pro-rated based on the number of calendar days in such month.  Notwithstanding the payment terms for Basic Rent set forth in the applicable Uncovered Aircraft Sublease, payment of Basic Rent for the Additional Uncovered Aircraft for each month will be made on the first Business Day of such month, or the first Business Day of the term of each applicable Uncovered Aircraft Sublease, if such Uncovered Aircraft Sublease term commences after the first Business Day of any month.

Landing Gear Charge

            In addition to the Basic Rent and engine LLP charges set forth below, Contractor shall also pay to Continental a charge of $ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for every aircraft cycle flown after the sublease term commencement by the Additional Uncovered Aircraft for so long as each Additional Uncovered Aircraft remains an Additional Uncovered Aircraft as compensation for the consumption of landing gear useful life between overhauls, including the consumption of the useful life of landing gear LLP. These charges are non-refundable and are not in any way predicated or contingent upon the performance of any landing gear maintenance, overhaul or parts replacement.   Such payment shall be made on the 15th day of the month following the month of operation (or if such day is not a Business Day, the next Business Day).  If Contractor incurs out-of-pocket expenses for the scheduled overhaul of landing gear, including landing gear LLP replacement expenses (excluding removal and installation expenses and otherwise consistent with Section B4(a)(viii) of Schedule 3) for landing gear removed from such Uncovered Aircraft, then Continental shall reimburse Contractor for such expenses, within 30 days of Contractor’s presentation to Continental of an invoice along with evidence that Contractor has paid all applicable third parties for such material and services.  Contractor shall, in a manner consistent with industry best practices, prolong the life of landing gear assemblies as long as possible before removing for scheduled maintenance.

Engine LLP Charge

            In addition to the Basic Rent and landing gear charges set forth above, Contractor shall also pay to Continental a charge of $ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for every aircraft cycle flown after the Uncovered Aircraft Sublease term commencement by the Additional Uncovered Aircraft for so long as each Additional Uncovered Aircraft remains an Additional Uncovered Aircraft as compensation for the consumption of the useful life of engine LLP.  It being acknowledged that, as of December 22, 2009, Contractor is providing  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] spare engines either owned or leased outside of any Covered Aircraft Sublease or Uncovered Aircraft Sublease (“Spare Engines”), Contractor and Continental agree to reduce the above rate of $ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to $ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the term and any extension thereof of the Additional Uncovered Aircraft subleases for so long as Contractor continues to provide at least  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Spare Engines.  To the extent that the number of Spare Engines become less than  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (whether or not periodically unserviceable in the ordinary course of business), the rate of $ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be increased by $ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each such Spare Engine up to a maximum rate of $ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. These charges are non-refundable and are not in any way predicated or contingent upon the replacement of any engine LLP.  Such payment shall be made on the 15th day of the month following the month of operation (or if such day is not a Business Day, the next Business Day).

Engine LLP Program

            If the Engine Maintenance Agreement is amended to provide coverage for LLP replacement in exchange for a charge per cycle (or a similar arrangement) (an “LLP Program”) and the engines associated with the Additional Uncovered Aircraft pursuant to the applicable Uncovered Aircraft Sublease are included within the scope of such LLP Program, then, upon the commencement of such LLP Program and thereafter, for so long as such engines remain within the scope of an LLP Program, Contractor shall be relieved of its obligation to pay the engine LLP charge described above, conditioned upon Contractor making payment to the maintenance provider of the LLP Program services, for all charges payable under such LLP Program relating to the cycles (or other operable parameter that may be the basis for payment under such LLP Program).  Without limiting Contractor’s right to decide whether or not the engines associated with the Additional Uncovered Aircraft are included within the scope of an LLP Program, Contractor shall keep the engines associated with the Additional Uncovered Aircraft within the scope of the Engine Maintenance Agreement (excluding any provisions related to such LLP Program), unless otherwise agreed by Continental.

Engine LLP Replacement Expenses

            If Contractor incurs out-of-pocket engine LLP replacement expenses for the cycle limit driven replacement of LLP for engines associated under the applicable Uncovered Aircraft Sublease with the Additional Uncovered Aircraft, (consistent with Section B4(a)(ix) of Schedule 3), then Continental shall reimburse Contractor for such expenses, within 30 days of Contractor’s presentation to Continental of an invoice along with evidence that Contractor has paid all applicable third parties for such material and services.  Contractor shall, in a manner consistent with industry best practices, prolong the life of engine LLP as long as possible before replacement.

Uncovered Aircraft Sublease Term Commencement

            The term of each Uncovered Aircraft Sublease for the Additional Uncovered Aircraft will commence on the later of the (i) date that such aircraft is released from its status as a Covered Aircraft and no longer providing Regional Airline Services, or (ii) date set forth in the following schedule:  (a) December 29, 2009 for the first two Additional Uncovered Aircraft, (b) January 5, 2010 for the third, fourth, fifth and sixth Additional Uncovered Aircraft and (c) April 6, 2010 for the seventh and eighth Additional Uncovered Aircraft.  Upon transition of such aircraft from Covered Aircraft to Additional Uncovered Aircraft, such aircraft shall be fully fueled at Continental’s expense and Contractor shall deliver to Continental a delivery receipt, including a description of operational and maintenance history, in a form reasonably acceptable to Continental.

Uncovered Aircraft Sublease Term Duration

            The average term of all of the Uncovered Aircraft Subleases for the Additional Uncovered Aircraft will be thirty (30) months from May 1, 2010, provided that the minimum term for any such Uncovered Aircraft Sublease is twenty-four (24) months from May 1, 2010, and provided further that if the thirty (30) month average term described above for such Uncovered Aircraft Subleases is less than the average term of all the aircraft operated by Contractor pursuant to the United CPA, then, upon Continental’s election, the term of one or more of such Uncovered Aircraft Subleases for the Additional Uncovered CPA Aircraft will be extended such that the average term (measured from May 1, 2010) of all the Uncovered Aircraft Subleases for Additional Uncovered Aircraft equals the average initial term for all of the aircraft operated by Contractor pursuant to the United CPA.  If United elects to extend the term of the United CPA, then Contractor shall immediately notify Continental of such election in writing.

            Each time that United extends the term of the United CPA Continental may extend the term of one or more of the Uncovered Aircraft Subleases for Additional Uncovered Aircraft for the term of such extension (but not beyond April 30, 2015), but not more than the number of Uncovered Aircraft Subleases that would cause the total number of Uncovered Aircraft Sublease terms extended (including any extension options exercised by Contractor as provided below) to exceed one Additional Uncovered Aircraft Sublease for every two aircraft covered by such extension of the United CPA.  Within twenty (20) days of notice by Contractor to Continental that United has elected to extend the United CPA, Continental shall provide notice to Contractor identifying the particular Uncovered Aircraft Subleases that Continental elects to extend, if any, as described above.

            Each time that United extends the term of the United CPA, provided that Continental is given notice of such election no less than six (6) months prior to the effective date of such extension, Contractor may extend the term of one or more the Uncovered Aircraft Subleases for Additional Uncovered Aircraft for the term of such extension (but not beyond April 30, 2015), but not more than the number of Uncovered Aircraft Subleases that would cause the total number of Uncovered Aircraft Sublease terms extended (including any extension options exercised by Continental as provided above) to exceed one Additional Uncovered Aircraft Sublease for every two aircraft covered by such extension of the United CPA.  Within twenty (20) days of notice by Contractor to Continental that United has elected to extend the United CPA, Contractor shall provide notice to Continental of the number of Uncovered Aircraft Subleases that Contractor wishes to extend.  Continental shall select the particular Additional Uncovered Aircraft for which the Uncovered Aircraft Sublease(s) will be extended.

Return of Additional Uncovered Aircraft

            Upon expiration of each such Uncovered Aircraft Sublease for the Additional Uncovered Aircraft, Contractor shall comply with the provisions of Section 2.08 and 10.01 related to return of Uncovered Aircraft and return such aircraft fully fueled. Contractor may not operate any Uncovered Aircraft in commercial service, whether scheduled or otherwise, if such aircraft are in any livery that incorporates Continental Marks.

Contractor Representations Regarding the United CPA

            Contractor warrants and represents that (a) of the twenty-two (22) aircraft to be operated  by Contractor pursuant to the United CPA (i) the term of 11 of such aircraft is not less than twenty-four (24) months, and (ii) the term of the other eleven (11) aircraft is not less than thirty-six (36) months (b) Contractor will immediately notify Continental of any notice provided by United related to any extension of the term of the United CPA, (c) Contractor will promptly provide notice of any change to the notice provisions of the United CPA relating to the term thereof, and (d) Contractor will provide a true and correct representation with respect to the term of the United CPA and any extension options.

            Section 2.         Section 2.08 is amended by changing the reference to “Section 2.04” in the 32nd line of the section, so that it reads in relevant part:

            “…except those Uncovered Aircraft being returned to Continental under Section 2.04(a) or 2.04(b)(i)….”

            Section 3.         Section 3.03 is amended by adding the following to the end of the section:

            “Notwithstanding any provision of this Agreement to the contrary, Continental will not be responsible for reimbursement of additional Contractor expenses, to the extent that such additional expenses increase due to the impact of the operations of the Additional Uncovered Aircraft.”

            Section 4.         Section 10.01 is deleted in its entirety and replaced with the following:

            “Section 10.01             Conversion of Covered Aircraft Livery.  Without limiting Contractor’s obligations in respect of any return conditions under any Covered Aircraft Sublease or Uncovered Aircraft Sublease, for each Delta CPA or Revenue Risk Aircraft, at such time as such aircraft is returned to Continental, if such aircraft is not already prepared in the livery required by Paragraph 8 of Exhibit G and not already configured in the same manner such aircraft was configured at the time of its withdrawal from the capacity purchase provisions of the Existing CPA prior to becoming a Delta CPA or Revenue Risk Aircraft, as applicable (including the removal of all items installed in connection with XM radio, in-seat power or any other such additions to the aircraft), then Contractor shall cause each such aircraft to be prepared in such livery and be configured (including, without limitation, the seating and interior configuration) in the same manner such aircraft was configured at the time of its withdrawal from the capacity purchase provisions of the Existing CPA prior to becoming a Delta CPA or Revenue Risk Aircraft, as applicable (including the removal of all items installed in connection with XM radio, in-seat power or any other such additions to the aircraft), prior to its being placed into such service, and provide all documentation required by applicable FARs relating to such reconfiguration.  Contractor shall be responsible for all costs related to such preparation and reconfiguration.”

            Section 5.         The following definition of “Additional Uncovered Aircraft” is added to Exhibit A:

            “Additional Uncovered Aircraft – is defined in Section 2.04(b).”

            Section 6.         The following definition of “Baseline Date” is added to Exhibit A:

            “Baseline Date – is defined in Section 2.04(b)(ii).”

            Section 7.         The definition of “Basic Rent” is deleted in its entirety from Exhibit A and replaced with the following:

            “Basic Rent – is defined, with respect to any Covered Aircraft, in the Covered Aircraft Sublease for such Covered Aircraft and, with respect to any Uncovered Aircraft, other than the Additional Uncovered Aircraft, in the Uncovered Aircraft Sublease for such Uncovered Aircraft as modified by Section 2.04(b)(ii) and Schedule 2 hereto, and, in the case of each Additional Uncovered Aircraft, for so long as such Additional Uncovered Aircraft remains an Additional Uncovered Aircraft pursuant to the terms of this Agreement, in Section 2.04(b)(ii).”

            Section 8.         The following definition of “LLP Program” is added to Exhibit A:

            “LLP Program” – is defined in Section 2.04(b)(ii).

            Section 9.         The following definition of “United” is added to Exhibit A:

            “United – means United Air Lines, Inc., a Delaware corporation, and its successors and assigns.”

            Section 10.       The following definition of “United CPA” is added to Exhibit A:

            “United CPA – means the capacity purchase agreement to be entered into by and among Contactor and United, the general terms of which are described in Contractor’s third quarter of 2009 10Q as filed with the Securities and Exchange Commission on November 16, 2009, and as same may be extended pursuant to the terms thereof.”

            Section 11.       Schedule 1 is deleted in its entirety and replaced with the attached restated Schedule 1.

            Section 11.       Appendix 1 to Schedule 3 is amended by deleting the definition of “Baseline Monthly Block Hours” in its entirety and replacing it with the following:

            “’Baseline Monthly Block Hours’ means the following number of block hours for each calendar month set forth below:

            For December, 2009:               ****
            For January, 2010:                   ****
            For February, 2010:                 ****
            For March, 2010:                     ****

Following March, 2010,
            For each April                          ****
            For each May:                          ****
            For each June:                          ****
            For each July:                           ****
            For each August:                      ****
            For each September:                ****
            For each October:                    ****
            For each November:                 ****
            For each December:                 ****
            For each January:                     ****
            For each February:                   ****
            For each March:                       ****”

**** [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Except as expressly amended in this Amendment, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, Continental, Holdings, XJT and ExpressJet have caused this Amendment to be executed in duplicate (each of which duplicates are deemed to be an original) by their duly authorized representatives as of the date first set forth above.

EXPRESSJET HOLDINGS, INC.	CONTINENTAL AIRLINES, INC.
By: /s/Chuck Coble Name: Chuck Coble Title: Vice President Field Services, Purchasing and Corporate Real Estate	By: /s/ Zane Rowe Name: Zane Rowe Title: Executive Vice President & Chief Financial Officer

XJT HOLDINGS, INC.
By: /s/ Chuck Coble Name: Chuck Coble Title: Vice President Field Services, Purchasing and Corporate Real Estate

EXPRESSJET AIRLINES, INC.
By: /s/ Chuck Coble Name: Chuck Coble Title: Vice President Field Services, Purchasing and Corporate Real Estate

SCHEDULE 1
Section A

Covered Aircraft	Tail	US Reg	Retained
1	925	N14925
2	926	N15926
3	927	N16927
4	928	N17928
5	929	N13929
6	930	N14930
7	932	N15932
8	933	N14933
9	934	N12934
10	935	N13935
11	936	N13936
12	937	N14937
13	938	N14938
14	939	N14939
15	940	N14940
16	941	N15941
17	942	N14942
18	943	N14943
19	944	N16944
20	945	N14945
21	946	N12946
22	947	N14947
23	948	N15948
24	535	N11535
25	536	N11536
26	537	N21537
27	538	N13538
28	539	N11539
29	540	N12540
30	541[1]	N16541
31	542[1]	N14542
32	543	N14543
33	545	N26545
34	548	N11548
35	549	N26549
36	550	N13550

Aircraft	Tail	US Reg	Retained
37	551	N11551
38	552	N12552
39	553	N13553
40	554	N19554
41	555	N15555
42	556	N18556
43	557	N18557
44	558	N14558
45	564	N12564
46	565	N11565
47	566	N13566
48	567	N12567
49	571	N16571
50	572	N15572
51	573[1]	N14573
52	574[1]	N15574
53	900	N12900
54	901	N48901
55	902	N14902
56	903	N13903
57	904	N14904
58	905	N14905
59	906	N22906
60	910	N15910
61	911	N16911
62	912	N15912
63	913	N13913
64	914	N13914
65	915	N36915
66	916	N14916
67	917	N29917
68	918	N16918
69	919	N16919
70	920[1]	N14920
71	921	N12921
72	922	N12922
73	923[1]	N14923
74	924[1]	N12924
75	949	N13949

Aircraft	Tail	US Reg	Retained
76	950	N14950
77	951	N16951
78	952	N14952
79	953	N14953
80	954	N16954
81	955	N13955
82	956	N13956
83	957	N12957
84	958	N13958
85	959	N14959
86	960	N14960
87	961	N16961
88	962	N27962
89	963	N16963
90	964	N13964
91	965	N13965
92	966	N19966
93	967	N12967
94	968	N13968
95	969	N13969
96	970	N13970
97	971	N22971
98	972	N14972
99	973	N15973
100	974	N14974
101	975	N13975
102	976	N16976
103	977	N14977
104	978	N13978
105	979	N13979
106	980	N15980
107	981	N16981
108	982	N18982
109	983	N15983
110	984	N17984
111	985	N15985
112	986	N15986

Aircraft	Tail	US Reg	Retained
113	987	N16987
114	988	N13988
115	989	N13989
116	990	N13990
117	991	N14991
118	992	N13992
119	993	N14993
120	994	N13994
121	995	N13995
122	996	N12996
123	997	N13997
124	998	N14998
125	999[1]	N16999
126	101	N18101
127	102	N18102
128	103	N24103
129	104	N41104
130	105	N14105
131	106	N11106
132	107	N11107
133	108	N17108
134	109	N11109
135	110	N34110
136	111	N34111
137	112	N16112
138	113	N11113
139	114	N18114
140	115	N17115
141	116	N14116
142	117	N14117
143	118	N13118
144	119	N11119
145	120	N18120
146	121	N11121
147	122	N12122
148	123	N13123

Aircraft	Tail	US Reg	Retained
149	124	N13124
150	125	N14125
151	126	N12126
152	127	N11127
153	128	N24128
154	129	N21129
155	130	N21130
156	131	N31131
157	132	N13132
158	133	N13133
159	134	N25134
160	135	N12135
161	136	N12136
162	137	N11137
163	138	N17138
164	139	N23139
165	140	N11140
166	141	N26141
167	142	N12142
168	143	N14143
169	144	N21144
170	145	N12145
171	146	N17146
172	147	N16147
173	148	N14148
174	149	N16149
175	150	N11150
176	151	N16151
177	152	N27152
178	153	N14153
179	154	N21154
180	155	N11155
181	156	N10156
182	157	N12157
183	158	N14158
184	159	N17159

Aircraft	Tail	US Reg	Retained
185	160	N12160
186	161	N13161
187	162	N14162
188	171	N14171
189	172	N12172
190	176	N11176
191	177	N14177
192	179	N14179
193	180	N14180
194	181	N11181
195	182	N33182
196	183	N16183
197	184	N11184
198	188	N14188
199	189	N11189
200	190	N27190
201	191	N11191
202	192	N11192
203	193	N11193
204	194	N11194
205	195	N12195
206	196	N17196
207	197	N21197
208	198	N14198
209	199	N11199
210	200	N27200
211	201	N12201
212	202	N13202
213	203	N14203
214	204	N14204
215	501*	N16501
216	502*	N16502
217	503*	N19503
218	504*	N25504
219	505*	N14505
220	506*	N27506

Aircraft	Tail	US Reg	Retained
221	507*	N17507
222	508*	N14508
223	509*	N15509
224	510*	N16510
225	511*	N16511
226	512*	N27512
227	513*	N17513
228	514*	N14514
229	515*	N29515
230	516*	N14516
231	517*	N24517
232	518*	N28518
233	519*	N12519
234	520*	N16520
235	521*	N17521
236	522*	N14522
237	523*	N27523
238	524*	N17524
239	525**	N16525
240	526*	N11526
241	527*	N15527
242	528*	N12528
243	529*	N28529
244	530*	N12530

                *withdrawn Covered Aircraft pursuant to Section 2.05 and Continental’s notification to ExpressJet on September 5th, 2008

                **withdrawn Covered Aircraft pursuant to Section 2.05 and Continental’s notification to ExpressJet on September 9th, 2008

                        1 Will transition to Additional Uncovered Aircraft in accordance with Section 2.04 (b) (ii)

Section B

Delta CPA Aircraft

Section C
Revenue Risk Aircraft
Delta-Prorate Aircraft

Aircraft	Tail	US Reg	Retained
1	165	N11165	X
2	167	N12167	X
3	168	N14168	X
4	169	N17169	X
5	170	N16170	X
6	173	N14173	X
7	175	N12175	X
8	569	N12569	X
9	570	N14570	X
10	575	N11575	X
11	907	N14907	X
12	908	N13908	X
13	909	N22909	X

Aircraft	Tail	US Reg	Retained
1	163	N12163	X
2	164	N11164	X
3	166	N12166	X
4	174	N14174	X
5	178	N16178	X
6	185	N17185	X
7	186	N14186	X
8	187	N11187	X
9	544	N11544	X
10	546	N16546	X
11	547	N11547	X
12	559	N16559	X
13	560	N17560	X
14	561	N16561	X
15	562	N14562	X
16	563	N12563	X
17	568	N14568	X

Section C Additional Uncovered Aircraft

Aircraft	Tail	Us Reg	Retained	Associated Engines
1	541[1]	N16541		312005, 312010
2	542[1]	N14542		312006, 312009
3	573[1]	N14573		312173, 312215
4	574[1]	N15574		312210, 312211
5	920[1]	N14920		311617, 311678
6	923[1]	N14923		311535, 311537
7	924[1]	N12924		311520, 311521
8	999[1]	N16999		311499, 311511

                        1 Will transition to Additional Uncovered Aircraft in accordance with Section 2.04 (b) (ii)